                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF THE REPORT:  JANUARY 21, 1998              COMMISSION FILE NUMBER 1-5805



                         THE CHASE MANHATTAN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                                                 13-2624428
(STATE OR OTHER JURISDICTION                                  (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)



     270 PARK AVENUE, NEW YORK, NY                                   10017
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 270-6000

ITEM 5. OTHER EVENTS


         The Chase Manhattan Corporation ("Chase") reported on January 20, 1998 diluted operating earnings per share of $8.35 for 1997, compared with $7.27 in 1996. Operating earnings for the year increased 9% to $3.85 billion from $3.52 billion in 1996. Net income, which includes merger-related restructuring costs and special items, rose to $3.71 billion in 1997 from $2.46 billion in 1996.

         Diluted operating earnings per share in the fourth quarter of 1997 were $1.89, compared with $1.88 in the comparable 1996 quarter. Operating earnings in the fourth quarter were $850 million, 6% lower than in the comparable 1996 quarter, primarily due to lower trading results. Net income in the fourth quarter was $874 million, 5% higher than in the comparable 1996 quarter.

         In connection with reporting its 1997 full year and fourth quarter results, management disclosed its estimates of Chase's cross-border exposures to certain Asian countries as of December 31, 1997. Management also announced new financial performance goals for Chase for over the next several years, as follows: (1) an average return on common equity of 18% or higher; (2) growth in operating revenues accelerating to 10% per annum, and (3) growth in operating earnings per share in the double digits.

         A copy of the Chase's earnings press release is attached as an exhibit hereto. Also attached as an exhibit hereto is the information relating to Chase's estimates of its cross-border exposures. This Current Report on Form 8-K contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and Chase's actual results may differ materially from those set forth in such forward-looking statements. Factors that would affect the prospects of Chase's business are discussed in its Annual Report to Stockholders on Form 10-K for the year ended December 31, 1996.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


The following exhibits are filed with this Report:


        Exhibit Number     Description

        99.1               Press Release - 1997 Fourth Quarter Earnings.
        99.2               Information Relating to Estimates of Cross-Border
                           Exposures

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE CHASE MANHATTAN CORPORATION
                                                      (Registrant)



Dated January 21, 1998                       by /s/ JOSEPH L. SCLAFANI
     -----------------                          ----------------------------
                                                Joseph L. Sclafani
                                                Controller
                                                [Principal Accounting Officer]

                                  EXHIBIT INDEX
                                                                  Page at
Exhibit Number    Description                                     Which Located
-------------     -----------                                     -------------
        99.1      Press Release - 1997 Fourth Quarter Earnings.       5
        99.2      Information Relating to Estimates of Cross-Border   22
                  Exposures